                                                                       EXHIBIT 99.1

                              JOINT FILER INFORMATION

                             Other Reporting Person(s)

1. ESL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring                July 31, 2013
Statement(Month/Day/Year):

Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting              10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    August 2, 2013

2. SPE I PARTNERS, LP

Item                                   Information

Name:                                  SPE I Partners, LP

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or              Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    August 2, 2013

3. SPE MASTER I, LP

Item                                   Information

Name:                                  SPE Master I, LP

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    August 2, 2013

4. RBS PARTNERS, L.P.

Item                                   Information

Name:                                  RBS Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    August 2, 2013

5. ESL INSTITUTIONAL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Institutional Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:      RBS Investment Management, L.L.C.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     Manager

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    August 2, 2013

6. RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                   Information

Name:                                  RBS Investment Management, L.L.C.

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:      ESL Investments, Inc.
                                       Its:     Manager

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    August 2, 2013

7. CRK PARTNERS, L.L.C.

Item                                   Information

Name:                                  CRK Partners, L.L.C.

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:      ESL Investments, Inc.
                                       Its:     Sole Member

                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    August 2, 2013

8. ESL INVESTMENTS, INC.

Item                                   Information

Name:                                  ESL Investments, Inc.

Address:                               1170 Kane Concourse, Suite 200, Bay Harbor,
                                       FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      July 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:      /s/ Edward S. Lampert
                                                ---------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    August 2, 2013